LEGG MASON INCOME TRUST, INC.:
     Legg Mason U.S. Government Intermediate-Term Portfolio
          Legg Mason Investment Grade Income Portfolio
                Legg Mason High Yield Portfolio
       Legg Mason U.S. Government Money Market Portfolio
                         Primary Shares

          Supplement to the Prospectus dated May 1, 1997


The following replaces the section entitled "When-Issued Securities" on page 17 of the Prospectus:

Forward Commitments (the following also applies to Government Money Market)

     Each Fund may enter into commitments to purchase U.S. government securities or other securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a to be announced transaction, a Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

     A Fund may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a Fund's forward commitment purchases could cause its net asset value to be more volatile. A Fund will direct State Street to place cash or U.S. government obligations in a separate account equal to the commitments of the Fund to purchase securities as a result of its forward commitment obligation.

     Each Fund (other than Government Money Market) may also enter into a forward commitment to sell only those securities it owns and will do so only with the intention of actually delivering the securities. The use of forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. In a forward sale, a Fund does not participate in gains or losses on the security occurring after the commitment date. A Fund will direct State Street to place the securities in a separate account. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. Further risks involving forward commitments are discussed in the section "Risks of Futures, Options and Forward Currency Contracts," below.

     Government Intermediate, Investment Grade and Government Money Market each does not expect that purchases of forward commitments will at any time exceed, in the aggregate, 20% of its total assets.

October 17, 1997

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                 NAVIGATOR TAXABLE INCOME FUNDS
     Navigator U.S. Government Intermediate-Term Portfolio
          Navigator Investment Grade Income Portfolio
                 Navigator High Yield Portfolio

          Supplement to the Prospectus dated May 1, 1997


The following replaces the section entitled "When-Issued Securities" on page 15 of the Prospectus:

Forward Commitments

     Each Fund may enter into commitments to purchase U.S. government securities or other securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a to be announced transaction, a Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

     A Fund may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a Fund's forward commitment purchases could cause its net asset value to be more volatile. A Fund will direct State Street to place cash or U.S. government obligations in a separate account equal to the commitments of the Fund to purchase securities as a result of its forward commitment obligation.

     Each Fund may also enter into a forward commitment to sell only those securities it owns and will do so only with the intention of actually delivering the securities. The use of forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. In a forward sale, a Fund does not participate in gains or losses on the security occurring after the commitment date. A Fund will direct State Street to place the securities in a separate account. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. Further risks involving forward commitments are discussed in the section "Risks of Futures, Options and Forward Currency Contracts," below.

     Government Intermediate and Investment Grade each does not expect that purchases of forward commitments will at any time exceed, in the aggregate, 20% of its total assets.

October 17, 1997